                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [X] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [ ] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          RELIANCE BANCSHARES, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


                          RELIANCE BANCSHARES, INC.
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

    (5) Total fee paid:


--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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


                    [RELIANCE BANCSHARES, INC. LETTERHEAD]



                                                                   April 3, 1997


Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders (the "Special Meeting") of Reliance Bancshares, Inc. (the "Company"), the holding company for Reliance Savings Bank (the "Bank"), which will be held on Thursday, May 15, 1997, at 2:00 p.m., Milwaukee time, at The Quality Inn, 5311 South Howell Avenue, Milwaukee, Wisconsin 53207.

     The purpose of the Special Meeting is to obtain shareholder approval of two benefit plans: (i) the Reliance Savings Bank Recognition and Retention Plan (the "Retention Plan"); and (ii) the Reliance Bancshares, Inc. 1997 Stock Option Plan (the "Stock Option Plan"). If shareholder approval is not obtained, the Retention Plan and the Stock Option Plan will not be effective and no awards will be made thereunder. Shareholder approval of the Stock Option Plan will qualify the Stock Option Plan for granting of Incentive Stock Options under
Section 422 of the Internal Revenue Code of 1986, as amended. The attached Notice of Special Meeting of Shareholders and Proxy Statement describe in further detail these matters to be considered by shareholders at the Special Meeting. Directors and officers of the Company will be present at the Special Meeting to respond to any questions that shareholders may have. The Board of Directors of the Company unanimously recommends that shareholders vote FOR approval of the Retention Plan and the Stock Option Plan.

     The vote of every shareholder is important to us. Please sign and return the enclosed appointment of proxy form promptly in the postage-paid envelope provided, regardless of whether you are able to attend the Special Meeting in person. If you attend the Special Meeting, you may vote in person even if you have already mailed your proxy.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your continued support.


                                           Sincerely yours,

                                           Allan T. Bach
                                           President and Chief Executive Officer

                    [RELIANCE BANCSHARES, INC. LETTERHEAD]


                   _________________________________________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 1997
                    ________________________________________

TO THE HOLDERS OF COMMON STOCK OF RELIANCE BANCSHARES, INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Reliance Bancshares, Inc. (the "Company") will be held on Thursday, May 15, 1997, at 2:00 p.m., Milwaukee time, at The Quality Inn, 5311 South Howell Avenue, Milwaukee, Wisconsin 53207. The Special Meeting is for the purpose of considering and voting upon the following matters, all of which are set forth more completely in the accompanying Proxy Statement:

  1. The approval of the Reliance Savings Bank Recognition and Retention Plan;

  2. The approval of the Reliance Bancshares, Inc. 1997 Stock Option Plan; and

  3. Such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other such business.

     The Board of Directors has established March 28, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. Only shareholders of record as of the close of business on that date will be entitled to vote at the Special Meeting or any adjournments or postponements thereof. In the event there are not sufficient votes for a quorum or to approve either any of the foregoing proposals at the time of the Special Meeting, the Special Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

                                    BY ORDER OF THE BOARD OF DIRECTORS,




Milwaukee, Wisconsin                Carol A. Barnharst
April 3, 1997                       Vice President, Chief Financial Officer,
                                    Secretary and Treasurer


YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED.

                           [RELIANCE BANCSHARES, INC.]

                ________________________________________________

                                PROXY STATEMENT
                ________________________________________________

                        SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held On May 15, 1997
                ________________________________________________


     This Proxy Statement is being furnished to holders of common stock, $1.00 par value per share (the "Common Stock") of Reliance Bancshares, Inc. (the "Company") in connection with the solicitation on behalf of the Board of Directors of the Company of proxies to be used at the Special Meeting of Shareholders (the "Special Meeting") to be held on Thursday, May 15, 1997, at 2:00 p.m., Milwaukee time, at The Quality Inn, 5311 South Howell Avenue, Milwaukee, Wisconsin 53207 and at any adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy (the "proxy") are first being mailed to shareholders on or about April 3, 1997.

     Only shareholders of record at the close of business on March 28, 1997 (the "Voting Record Date") will be entitled to vote at the Special Meeting. On the Voting Record Date, there were 2,528,499 shares of Common Stock outstanding and entitled to vote and the Company had no other class of securities outstanding.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. The affirmative vote of a majority of the total votes cast in person or by proxy is necessary to approve the Reliance Savings Bank Recognition and Retention Plan (the "Retention Plan") and the Reliance Bancshares, Inc. 1997 Stock Option Plan (the "Stock Option Plan"). Abstentions are included in the determination of shares present and voting for purposes of whether a quorum exists, while broker non-votes are not. Neither abstentions nor broker non-votes are counted in determining whether a matter has been approved. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

     As provided in the Company's Articles of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "10% Limit") are not entitled to any vote in respect of the shares held in excess of the 10% Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as such persons acting in concert with, such person or entity. The Company's Articles of Incorporation authorize the Board to make all determinations necessary to implement and apply the 10% Limit, including determining whether persons or entities are acting in concert. The provisions of the Company's Articles of Incorporation relating to the 10% limit do not apply to an acquisition of more than 10% of the shares of Common Stock if such acquisition has been approved by a majority of disinterested directors; provided, however, that such approval shall be effective only if obtained at a meeting where a quorum of disinterested directors is present.

     Shareholders are requested to vote by completing the enclosed proxy and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy. Proxies solicited by the Board of Directors of the Company will be voted at the Special Meeting or any adjournments or postponements thereof in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR approval of the Retention Plan and FOR approval of the Stock Option Plan. In the event other matters properly come before the Special Meeting or any adjournments or postponements thereof, including, without limitation, a motion to adjourn the Special Meeting in order to permit further solicitation of proxies by the Company, the proxies will be entitled to vote as they, in their discretion, deem appropriate. Returning your completed proxy will not prevent you from voting in person at the Special Meeting should you be present and wish to do so.


     Any shareholder giving a proxy has the power to revoke it any time before it is exercised by: (i) filing with the Secretary of the Company written notice thereof (Carol A. Barnharst, Secretary, Reliance Bancshares, Inc., 3140 South 27th Street, Milwaukee, Wisconsin 53215); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Special Meeting and giving the Secretary notice of his or her intention to vote in person. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Special Meeting. If you intend to vote personally at the Special Meeting, you should contact your record holder to receive any required additional documentation. Proxies solicited hereby may be exercised only at the Special Meeting and any adjournments or postponements thereof and will not be used for any other meeting.


     The cost of solicitation of proxies by mail on behalf of the Board of Directors will be borne by the Company. The Company has retained ____________________, a professional proxy solicitation firm, to assist in the solicitation of proxies. ____________________ will be paid a fee of $_____, plus reimbursement for out-of-pocket expenses. Proxies also may be solicited by personal interview or by telephone, in addition to the use of the mails by directors, officers and regular employees of the Company and Reliance Savings Bank (the "Bank"), without additional compensation therefor. The Company also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares of Common Stock held of record by the beneficial owners of such shares. The Company will reimburse such holders for their reasonable out-of-pocket expenses.

     Proxies solicited hereby will be returned to the Board of Directors, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a director of, the Company or any of its affiliates.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth the beneficial ownership of shares of Common Stock as of February 28, 1997 by: (i) each shareholder known to the Company to beneficially own more than 5% of the shares of Common Stock outstanding, as disclosed in certain reports regarding such ownership filed with the Company and the Securities and Exchange Commission (the "SEC") in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) each director of the Company; (iii) the executive officer of the Company appearing in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Members of the Board of Directors of the Company also serve as directors of the Bank.

                                                            NUMBER OF SHARES
                                                              BENEFICIALLY
                 NAME                                           OWNED (1)                     PERCENT OF CLASS
                 ----                                     --------------------                ----------------
Reliance Savings Bank Employee Stock
   Ownership Trust (2)  . . . . . . . . . . . . . . . . .          89,125                            3.5%
Allan T. Bach (3) . . . . . . . . . . . . . . . . . . . .          25,817                            1.0
Carol A. Barnharst (3)  . . . . . . . . . . . . . . . . .          31,700                            1.3
O. William Held . . . . . . . . . . . . . . . . . . . . .          27,119                            1.1
John T. Lynch . . . . . . . . . . . . . . . . . . . . . .          31,250                            1.2
Marjorie A. Spicuzza (4)  . . . . . . . . . . . . . . . .          31,250                            1.2
All directors and executive officers
   as a group (5 persons)   . . . . . . . . . . . . . . .         147,136                            5.8
--------------------

(1) Unless otherwise indicated, includes shares of Common Stock held directly by the individuals as well as by members of such individuals' immediate family who share the same household, shares held in trust and other indirect forms of ownership over which shares the individuals exercise sole or shared voting power and/or investment power. Fractional shares of Common Stock held by certain executive officers under the Reliance Savings Bank Employee Stock Ownership Plan (the "ESOP") have been rounded to the nearest whole share.

(2) Emjay Corporation (the "Trustee") is the trustee for the Reliance Savings Bank Employee Stock Ownership Trust. The Trustee's address is 725 West Glendale Avenue, Glendale, Wisconsin 53209.

(3) Includes 1,267 shares of Common Stock allocated to certain executive officers under the ESOP, for which such individuals possess shared voting power, of which approximately 817 shares and 450 shares have been allocated to the accounts of Mr. Bach and Ms. Barnharst, respectively.

(4) Of the 31,250 shares indicated as beneficially owned by Ms. Spicuzza, 10,000 are owned by her sister who has sole voting and investment power over such shares, and as to which Ms. Spicuzza disclaims beneficial ownership.

                                   MATTER 1.
                                APPROVAL OF THE
                             RELIANCE SAVINGS BANK
                         RECOGNITION AND RETENTION PLAN


     The Board of Directors of the Company and the Bank propose for consideration and approval by the Company's shareholders the Reliance Savings Bank Recognition and Retention Plan (the "Retention Plan"). Shareholder approval of the Retention Plan is required by the Wisconsin Department of Financial Institutions. If shareholder approval is not obtained, the Retention Plan will not be effective and no shares of Common Stock will be awarded under the Retention Plan.


   PURPOSE OF THE RETENTION PLAN

     The purpose of the Retention Plan is to advance the interests of the Company and the Bank by providing key officers of the Bank, upon whose judgment, initiative and efforts the successful operations of the Company and the Bank largely depend, with additional incentive to perform in a superior manner and to encourage such persons to remain at the Bank. The Retention Plan also will serve to more closely align the interests of management of the Company with those of the Company's shareholders by providing management with a proprietary interest in the Company.


   ELIGIBILITY AND SHARES AVAILABLE FOR GRANT UNDER THE RETENTION PLAN

     Under the proposed Retention Plan, all officers of the Bank and its subsidiaries are eligible to participate. As of April 1, 1997, the Bank had ___ officers eligible to participate in the Retention Plan. Under the Retention Plan, it is anticipated that 102,494 shares of Common Stock, or 4% of the number of shares of Common Stock issued by the Company in connection with the Bank's conversion from a state-chartered mutual savings bank to a state-chartered stock savings bank consummated in April 1996 (the "Conversion"), will be acquired for awards under the Retention Plan.

     Assuming the Retention Plan is approved by the Company's shareholders, the Retention Plan will either acquire the shares: (i) through open market purchases (subject to approval by the Wisconsin Department of Financial Institutions); (ii) from previously authorized but unissued shares from the Company at the then-current per share price; or (iii) through a combination of
(i) and (ii). In order to acquire the shares of Common Stock to be awarded under the Retention Plan, the Bank will contribute funds to the Retention Plan in an amount equal to the per share price at the time of purchase multiplied by the number of shares to be awarded under the Retention Plan. If additional authorized but unissued shares of Common Stock are acquired by the Retention Plan, the interests of existing shareholders will be diluted.

   SHARES OF COMMON STOCK TO BE AWARDED

     If the Retention Plan is approved by the Company's shareholders, the following awards of Common Stock under the Retention Plan will be made following the Special Meeting (or if the Special Meeting is adjourned or postponed, following the date the Special Meeting is adjourned or postponed to):

                                                             NUMBER OF SHARES             DOLLAR VALUE OF

NAME AND PRINCIPAL POSITION                                TO BE AWARDED (1)         SHARES TO BE AWARDED(2)
---------------------------                               -------------------        -----------------------
Allan T. Bach . . . . . . . . . . . . . . . . . . . . . .         49,180                    $
    President and Chief Executive Officer                                                    -------
    and Director of the Company and the Bank
Total Executive Group . . . . . . . . . . . . . . . . . .         81,980                     -------
Total Non-Executive Director Group  . . . . . . . . . . .             --                          --
Total Non-Executive Officer Employee Group  . . . . . . .             --                          --
Shares of Common Stock Reserved For
  Future Grants . . . . . . . . . . . . . . . . . . . . .         20,514
----------------                                                                             -------

(1) Shares to be awarded will become vested at a rate of 33 1/3% on the date of grant and 33 1/3% per year on the first and second anniversaries of the date of grant.

(2) Based on the closing price per share of Common Stock of $______ on March __, 1997 on the NASDAQ Small Cap Market.

   ADMINISTRATION

     The Retention Plan will be administered by a committee of the Board of Directors (the "Committee") consisting of two or more "non-employee" directors as that term is defined under Rule 16b-3 promulgated by the SEC under the Exchange Act. The members of the Committee will consist of Messrs. Held and Lynch and Ms. Spicuzza.

   TERMS AND CONDITIONS OF SHARE AWARDS

     The shares to be awarded to officers of the Bank under the Retention Plan as set forth above will become vested at a rate of 33 1/3% on the date of grant (which is intended to be the date the Retention Plan is approved by the Company's shareholders) and 33 1/3% per year on the first and second anniversaries of the date of grant. The vesting schedule for future awards under the Retention Plan will be determined by the Committee (as defined below) at the time of the award.

     All Retention Plan awards, whether or not vested at such time, shall become immediately 100% vested upon termination of employment due to death, disability or "retirement." Retirement includes any termination of employment which constitutes normal retirement or early retirement under the Reliance Savings Bank Employee Stock Ownership Plan or by reaching age 65, or such later retirement as may be agreed upon between the Bank and such officer. If an officer terminates employment with the Bank or the Company for reasons other than due to death, disability, retirement or a Change in Control of the Bank or the Company, unvested Retention Plan awards will be forfeited.

     In the event a recipient of Retention Plan awards is terminated following a Change of Control of the Company, all Retention Plan awards, whether or not vested at such time, shall become immediately 100% vested. "Change of Control" is defined to mean a change of control of a nature that: (i) would be required to be reported to the SEC by the Company in a current report on Form 8-K; or
(ii) results in a change in control of Reliance Savings Bank or the Company within the meaning of the Home Owners Loan Act of 1933 and the rules and regulations promulgated by the Office of Thrift Supervision (or its predecessor agency) (the "OTS"). In addition, under the Retention Plan and Stock Option Plan, a Change of Control shall be deemed to have occurred at such time as: (i) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or its subsidiaries representing 25% or more of such entities' outstanding voting securities; (ii) individuals who constitute the current Board of Directors of the Company (the "Incumbent Board"), cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of the Retention Plan whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's shareholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be considered as a member of the Incumbent Board; or (iii) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution; or
(iv) any change of control of the Company instituted by an entity or individual other than current management of the Company.

     Recipients of awards will receive dividends paid on Common Stock awarded to them prior to vesting and may direct voting of the shares of Common Stock awarded to them prior to vesting. Unallocated shares will be voted by the Committee in the same proportion as unvested awarded plan shares are voted. Vested shares of Common Stock will be distributed to recipients as soon as practicable.


   FEDERAL INCOME TAX TREATMENT

     Participants will recognize income equal to the fair market value of the shares of Common Stock at the time they become vested or, at the election of the recipient under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), at the time of grant. Income recognized by participants will be a deductible expense for tax purposes by the Bank. Compensation expense in the amount of the fair market value of shares of Common Stock on the date of the grant to a director, officer or employee generally will be recognized over the period during which the shares are vested.


   ADJUSTMENTS IN THE EVENT OF CAPITAL CHANGES

     In the event the number of shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of any consideration by the Company, the number of shares of Common Stock awarded and the number of shares of Common Stock available for future awards under the Retention Plan will be adjusted to prevent dilution or enlargement of the rights granted under the Retention Plan.

   DURATION AND AMENDMENT OF RETENTION PLAN

     The Retention Plan shall remain in effect for 21 years from the date of shareholder approval, unless terminated earlier by the Board of Directors of the Bank.

     The Board of Directors of the Bank may amend the Retention Plan in any manner and at any time. The Board of Directors of the Bank, in its sole discretion, may determine that shareholder approval of any amendment to the Retention Plan may be advisable or necessary for any reason, including, for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange listing requirements.

     THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AND VOTED AT THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IS REQUIRED FOR APPROVAL OF THE RETENTION PLAN. UNLESS MARKED TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY
THE ENCLOSED PROXY WILL BE VOTED FOR APPROVAL OF THE RETENTION PLAN.   THE BOARD
OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE RETENTION PLAN.


                                   MATTER 2.
                                APPROVAL OF THE
                           RELIANCE BANCSHARES, INC.
                             1997 STOCK OPTION PLAN

     The Board of Directors of the Company proposes for consideration and approval by the Company's shareholders the Reliance Bancshares, Inc. 1997 Stock Option Plan (the "Stock Option Plan"). Shareholder Approval of the Stock Option Plan is required by the Wisconsin Department of Financial Institution. In addition, if shareholder approval is not obtained, the Stock Option Plan will not become effective and no grants of options to purchase shares of Common Stock will be made thereunder. Shareholder approval of the Stock Option Plan will qualify the Stock Option Plan for granting Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986.

   PURPOSE OF THE STOCK OPTION PLAN

     The purpose of the Stock Option Plan is to provide directors, officers and employees of the Company and the Bank with a proprietary interest in the Company, to recognize management, employees and the Board of Directors for their contributions to the success of the Bank and to incite their future performance, and to encourage such individuals to stay at the Bank.

  ELIGIBILITY, TYPE OF OPTION GRANTS AND SHARES SUBJECT TO THE STOCK OPTION PLAN

     Under the proposed Stock Option Plan, all directors, officers and employees of the Company and its subsidiaries are eligible to participate. As of April 1, 1997, the Company had _____ directors, officers and employees eligible to participate in the Stock Option Plan. The Stock Option Plan authorizes the grant of: (i) options to purchase shares of Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code ("Incentive Stock Options"); and (ii) options that do not so qualify ("Non-Statutory Options"). Officers and employees may receive Incentive Stock Options and Non-Statutory Stock Options. Directors of the Company who are not employees of the Bank ("Non-Employee Directors") may receive only Non-Statutory Options. Under the Stock Option Plan, options for a total of 256,234 shares of Common Stock, or 10% of the number of shares of Common Stock issued in connection with the Conversion, will be made available for granting to eligible participants.

     Assuming the Stock Option Plan is approved by the Company's shareholders, the shares of Common Stock to be issued by the Company upon the exercise of options by optionees may be: (i) acquired either through open market purchases by the Company (subject to approval by the Wisconsin Department of Financial Institutions); or (ii) issued from authorized but unissued shares of Common Stock. If additional authorized but unissued shares of Common Stock are issued upon the exercise of options, the interests of existing shareholders will be diluted.

  OPTIONS TO BE GRANTED

     If the Stock Option Plan is approved by the Company's shareholders, the following option grants will be made following the Special Meeting (or if the Special Meeting is adjourned or postponed, following the date the Special Meeting is adjourned or postponed to):

                                                                                NUMBER OF SHARES
NAME AND PRINCIPAL POSITION                                                    SUBJECT TO OPTIONS
---------------------------                                                    ------------------
Allan T. Bach . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          39,857
   President and Chief Executive Officer
   and Director of the Company and the Bank
Total Executive Group . . . . . . . . . . . . . . . . . . . . . . . . . . .          79,714
Total Non-Executive Director Group  . . . . . . . . . . . . . . . . . . . .         119,576
Total Non-Executive Officer Employee Group  . . . . . . . . . . . . . . . .          18,576
Shares of Common Stock Subject to Options Reserved For Future Grants  . . .          38,373


     The dollar value of the proposed option awards in the table above will be equal to the difference between the fair market value of the Common Stock underlying the options and the exercise price. Under the proposed Stock Option Plan, the Committee of the Company will determine the exercise price of the options granted to eligible participants, which for purposes of the above-mentioned option awards, shall be the closing price per share of Common Stock on the NASDAQ Small Cap Market on the date of grant, which will be the date the Stock Option Plan is approved by the Company's shareholders. As the exercise price has not been fixed at this time, the dollar value of the options cannot be determined.

   ADMINISTRATION

     The proposed Stock Option Plan will be administered jointly by the Board of Directors of the Company and the Committee. The Board of Directors shall make the following determinations with respect to grants to non-employee directors and the Committee shall make the following determinations with respect to grants to eligible participants other than non-employee directors: (i) the persons to whom options are granted; (ii) the terms at which options are to be granted;
(iii) the number of shares of Common Stock subject to an individual grant; (iv) the vesting schedule applicable to individual grants; and (v) the expiration date of the option (which shall not be later than ten years from the date the option is granted). The exercise price may be paid in cash or shares of Common Stock and shall be the fair market value (as defined in the Stock Option Plan) of the Common Stock on the date of grant or such greater amount as determined by the Compensation Committee with respect to grants to eligible participants other than outside directors, and by the Board of Directors with respect to grants to outside directors.

   PRINCIPAL TERMS AND CONDITIONS OF OPTION GRANTS

     The options to be granted to directors, officers and employees under the Stock Option Plan as set forth above will become vested at a rate of 33 1/3% on the date of grant (which is intended to be the date the Stock Option Plan is approved by the Company's shareholders) and 33 1/3% per year on the first and second anniversaries of the date of grant. The vesting schedule for future awards under the Stock Option Plan will be determined by the Committee.

     The aggregate fair market value of shares of Common Stock with respect to which Incentive Stock Options may be granted to an eligible participant which are exercisable for the first time in any calendar year may not exceed $100,000. Any option granted in excess of such amount shall be treated as a Non-Statutory Option. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding shares of Common Stock may be exercised only for a period of five years following the date of grant and the exercise price at the time of grant must be equal to at least 110% of the fair market value of the Common Stock on the date of the grant.

     No option granted under the Stock Option Plan will be exercisable after three months after the date on which the optionee ceases to perform services for the Company or the Bank, except that in the event of death, retirement or disability, all options, whether or not exercisable at such time, may be exercisable for up to one year thereafter or such longer period as determined by the Committee of the Company. Options held by employees terminated for cause will terminate on the date of termination. Termination "for cause" includes termination due to personal dishonesty, incompetence, willful misconduct, the intentional failure to perform stated duties, breach of fiduciary duty involving personal dishonesty, willful violations of law, the entry of a final cease and desist order or the material breach of any provisions of an employee's employment contract.

     In the event of a Change of Control of the Company, all Incentive Stock Options and Non-Statutory Options, whether or not exercisable at such time, shall become immediately exercisable. If a participant is terminated due to such Change of Control, all options shall be exercisable for a period of one year following such Change of Control, or such longer period as determined by the Committee; provided that in no event shall the period extend beyond the option term and in the case of Incentive Stock Options, such options shall not be eligible for treatment as Incentive Stock Options if exercised more than three months following the date of a participant's cessation of employment.

     In the event of a participant's termination of employment, the Company, if requested by the participant, may elect to pay the participant, or beneficiary in the event of death, in exchange for cancellation of the option, the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the participant's termination of employment.

     Incentive Stock Options may be transferred only by will or the laws of descent and distribution. Non-Statutory Options may be transferred by participants pursuant to the laws of descent and distribution and during a participant's lifetime by participants to members of their "immediate family" (as defined in the Stock Option Plan), trusts for the benefit of members of their immediate family and charitable institutions to the extent permitted under
Section 16 of the Exchange Act and subject to federal and state securities laws.

   FEDERAL INCOME TAX TREATMENT

     An optionee will not be deemed to have received taxable income upon the grant or exercise of any Incentive Stock Option, provided that such shares of Common Stock are held for at least one year after the date of exercise and two years after the date of grant. No gain or loss will be recognized by the Company as a result of the grant or exercise of Incentive Stock Options. An optionee will be deemed to receive ordinary income upon exercise of Non-Statutory Options in an amount equal to the amount by which the fair market value of the Common Stock on the exercise date exceeds the exercise price. The amount of any ordinary income deemed to be received by an optionee due to a premature disposition of the shares of Common Stock acquired upon the exercise of an Incentive Stock Option or upon the exercise of a Non-Statutory Option will be deductible expense for tax purposes for the Company. At this time, generally accepted accounting principles do not require compensation expense to be recorded for any options granted for which the exercise price equals the market value on the date of grant. When options are exercised, the net proceeds received by the Company will be recorded as an increase in Common Stock and paid-in capital.

   ADJUSTMENTS IN THE EVENT OF CAPITAL CHANGES

     In the event the number of shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the following appropriate adjustments may be made to prevent dilution or enlargement of the rights of participants, including any or all of the following: (i) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded; (ii) adjustments in the aggregate number or kind of shares of Common Stock covered by outstanding option grants; and (iii) adjustments in the purchase price of outstanding option grants. No such adjustments may, however, materially change the value of benefits available to participants under a previously granted award.

   DURATION AND AMENDMENT OF STOCK OPTION PLAN

     No options will be awarded under the Stock Option Plan following the tenth anniversary of approval of the Stock Option Plan by shareholders of the Company.

     The Board of Directors of the Company may amend the Stock Option Plan in any respect; provided, however, that certain provisions governing the terms of Incentive Stock Option and Non-Statutory Option grants shall not be amended more than once every six months to comport with the Internal Revenue Code or the Employee Retirement Income Security Act of 1974, as amended, if applicable. In addition, the Board of Directors may determine that shareholder approval of any amendment to the Stock Option Plan may be advisable for any reason, including for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange listing requirements.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AND VOTED AT THE SPECIAL MEETING IS REQUIRED FOR APPROVAL OF THE STOCK OPTION PLAN. UNLESS MARKED TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR APPROVAL OF THE STOCK OPTION PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE STOCK OPTION PLAN.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

     During the fiscal year ended June 30, 1996, the Company did not pay separate compensation to its officers. Separate compensation will not be paid to officers of the Company until such time as the officers of the Company devote significant time to separate management of Company affairs, which is not expected to occur until the Company becomes actively involved in additional significant business beyond the Bank.

     The following table summarizes the total compensation paid by the Bank to its Chief Executive Officer during the Bank's fiscal years ended June 30, 1995 and 1996. The Bank's next highest paid executive officers' compensation (salary and bonus) did not exceed $100,000 for either of the Bank's fiscal years ended June 30, 1995 and 1996.

                           SUMMARY COMPENSATION TABLE


                                                         ANNUAL COMPENSATION(1)
                                                         ----------------------
                                                                                           ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR                    SALARY                  COMPENSATION(2)
---------------------------              ----                  ----------                ---------------

Allan T. Bach . . . . . . . . . . . .    1996                  $102,156                       $6,539
  President & Chief Executive            1995                    76,193                        --
  Officer and Director of
  the Company and the Bank
-----------

(1) Perquisites provided to Mr. Bach by the Bank did not exceed the lesser of $50,000 or 10% of Mr. Bach's total annual salary and bonus during the fiscal years ended June 30, 1995 and 1996, and accordingly, are not included.

(2) The amount shown in this column for the year ended June 30, 1996 represents the Bank's contribution on behalf of the named executive officer under the ESOP.


EMPLOYMENT AGREEMENTS

     In connection with the Conversion, the Bank entered into three-year employment agreements with Mr. Allan T. Bach and Ms. Carol A. Barnharst. The employment agreements are intended to ensure that the Bank maintains stable and competent management.

     Under the employment agreements, which became effective upon consummation of the Conversion, the base salaries for Mr. Bach and Ms. Barnharst are $108,656 and $61,100, respectively. The base salaries may be increased by the Bank's Board of Directors, but may not be reduced except as part of a general pro rata reduction in compensation for all executive officers. In addition to base salaries, the agreements provide for payments from other Bank incentive compensation plans, and provide for other benefits, including participation in any group health, life, disability or similar insurance program and in any pension, profit-sharing, employee stock ownership plan, deferred compensation, 401(k) or other retirement plans maintained by the Bank. The agreements also provide for participation in any stock- based incentive programs made available to executive officers of the Bank. The agreements may be terminated by the Bank upon death, disability or retirement; for cause at any time; or in certain events specified by the regulations issued by the Wisconsin Department of Financial Institutions, Division of Savings and Loan.
If the Bank terminates the agreements other than for death, disability, retirement or cause, the executive is entitled to severance pay in the amount of two years' base salary (based on the highest compensation in effect within the three years preceding the date of termination) together with other compensation and benefits in which the executive was vested at the termination date.

     The agreements provide for severance payments if the executive's employment terminates following a change in control. Under the agreements, a "Change in Control" generally is defined to include any change in control required to be reported under the federal securities laws as well as: (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities; or
(ii) a change in a majority of the directors of the Company during any consecutive two-year period without the approval of at least two-thirds of the persons who were directors at the beginning of such period. In the event of a Change in Control, the executive may terminate employment for "good reason," which includes: (i) a material change in the executive's duties, responsibilities or titles; (ii) a reduction in base salary; (iii) a geographic change in principal office location; or (iv) a reduction in incentives or other benefits available to the executive. In the event of such termination, the executive may receive severance pay for the longer of the unexpired term of the agreement or 36 months, based upon the executive's highest base salary within the three years preceding termination plus bonus and incentive compensation based on the last calendar year. In addition, the executive is entitled to all qualified retirement and other benefits in which such executive was vested, and additional retirement benefits under all qualified plans to which the executive would have been entitled had such executive continued employment through the then-remaining employment term. If the severance payments following a Change in Control would constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Internal Revenue Code, and the present value of such "parachute payments" equals or exceeds three times the executive's average annualized includable income for the five calendar years preceding the year in which a Change in Control occurred, the severance payments shall be reduced to an amount equal to the present value of 2.99 times the average annual compensation paid to the executive during the five calendar years immediately preceding such Change in Control.

BENEFITS

     INSURANCE PLANS

     All full-time employees of the Bank are eligible for comprehensive health insurance commencing upon the completion of three full months of employment with the Bank. After three full months of employment, full-time employees also are covered as a group for life insurance. The Bank pays 100% of the cost of health insurance for single coverage and 100% of the cost of health insurance for family coverage for executive officers of the Bank and members of the Board of Directors of the Bank. The Bank pays the entire cost of life insurance for all employees.

     DEFINED BENEFIT PLAN

     The Bank participates in the Financial Institutions Retirement Fund ("FIRF"), a multiple employer, defined benefit plan qualified within the meaning of Section 401(a) of the Internal Revenue Code. FIRF participation generally is limited to employers who are engaged in the financial services industry. FIRF is administered by a board of directors comprised of the President of FIRF, the Presidents of the twelve Federal Home Loan Banks and twelve other persons who are representatives of employers participating in FIRF. Executive officers and directors of the Bank are not employed by FIRF. In order to be eligible to participate in the FIRF, an employee must not be compensated on an hourly basis, have attained the age of 21 and completed 1,000 hours of service in a twelve consecutive month period. Eligible employees become vested after completion of five years of service. No participant contributions are permitted.

     Under the Bank's adoption agreement pursuant to which it participates in FIRF, benefits for eligible employees are determined under the following formula: 1.5% multiplied by the average annual compensation for the highest five consecutive years of service multiplied by years of service. Benefits are payable by FIRF: (i) upon separation from service with the Bank provided applicable vesting and certain other conditions are met; and (ii) with respect to a vested participant upon retirement, death, disability or other separation from service. In the event separation from service is for reasons other than retirement, death or disability, benefit commencement will be deferred. Pursuant to FIRF regulations, normal retirement age is 65. However, a vested participant may retire as early as age 45 but his or her benefit will be reduced by 3% for each year his or her retirement age precedes age 65. If a participant continues working after age 65, the benefit otherwise payable at actual retirement is increased by 2% for each year of service after age 65. The plan provides for pre-retirement survivor benefits as required by the Internal Revenue Code. Further, in the event of death, the plan provides for death benefits in an amount equal to the last annual salary plus 10% of such salary for each year of service up to a maximum amount of three times such salary, and in the event of death after retirement, the difference, if any, between twelve times annual pension payments less the amount of pension payments made prior to such death. In the event of disability, a vested participant shall receive the greater of the then accrued benefit payable in annuity form or 30% of the average annual compensation for the highest five consecutive years of service. Benefits are payable in annuity form and there is no lump sum settlement option. The forms of annuities available are the joint and survivor annuity form required by the Internal Revenue Code and, assuming appropriate spousal waivers, a single life annuity, a ten-year certain annuity, with or without survivor option, and a survivor annuity with a contingent annuitant other than a spouse.

     The following table sets forth the estimated annual benefits payable under FIRF on retirement at normal retirement age for the compensation levels and number of years of service noted (assuming the limitation under Section 415 of the Internal Revenue Code is adjusted from time to time by the United States Secretary of the Treasury to be greater than the $120,000 limitation in effect for 1996):


FINAL AVERAGE PAY   5 YEARS      10 YEARS      15 YEARS      20 YEARS      25 YEARS       30 YEARS     35 YEARS
---------------------------------------------------------------------------------------------------------------
   $ 50,000         $ 3,750       $ 7,500       $11,250      $15,000       $18,750        $22,500      $26,250
     75,000           5,625        11,250        16,875       22,500        28,125         33,750       39,375
    100,000           7,500        15,000        22,500       30,000        37,500         45,000       52,500
    125,000           9,375        18,750        28,125       37,500        46,875         56,250       65,625


Maximum annual pension benefits are limited under Section 415 of the Internal Revenue Code to the lesser of: (i) $120,000 currently (subject to future adjustment by the United States Secretary of the Treasury based on cost of living factors); or (ii) 100% of the participant's average annual compensation for the three most recent consecutive Plan Years, each reduced by 10% per year for each year of service less than ten. These benefits are not integrated with social security or other benefits.

     FIRF assets are held in a single trust funded through the aggregate contributions of all participating employers. All assets of FIRF are available to pay the benefits of any retiree. Under funding rules established by FIRF, the Bank has been credited with future employer contribution offsets ("FECO"). The Bank's obligation to make periodic contributions to fund benefits accrued under FIRF for such period for its employees has been met for the last several years by applying such FECO against the amounts otherwise due as a contribution. It is anticipated that the Bank will continue to cause its contribution obligations to be met, in whole or in part, through the use of such FECO for as long as FECO credits are available to the Bank.

     EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

     The Bank has established the ESOP for eligible employees of the Bank. As part of the Conversion, the ESOP borrowed funds from the Company to purchase approximately 3.5% of the Common Stock issued in the Conversion, or 89,125 shares of Common Stock. Collateral for the loan is the Common Stock purchased by the ESOP. The Bank will make scheduled discretionary cash contributions to the ESOP sufficient to amortize the principal and pay interest on the loan. The loan will be repaid from the Bank's contributions to the ESOP over a period of 15 years. Shares purchased by the ESOP will be held in a suspense account for allocation among participants as the loan is repaid. Contributions to the ESOP and shares released from the suspense account in an amount proportionate to the repayment of principal and interest on the ESOP loan will be allocated among participants on the basis of compensation in the year of allocation. Shares awarded under the ESOP will not become vested until the participants have completed five years of service, at such time the shares will then become 100% vested. Participants also become 100% vested on death, disability or attainment of age 65. Forfeitures will be reallocated among the remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability or separation from service. Benefits may be paid either in shares of Common Stock or in cash. Emjay Corporation is the trustee for the ESOP (the "Trustee"). The Bank's Benefits Committee, consisting of Messrs. O. William Held, John T. Lynch and Ms. Marjorie
A. Spicuzza, will instruct the Trustee regarding investment of funds contributed to the ESOP. The Trustee will vote all allocated shares held in the ESOP in accordance with the instructions of participating employees. The Trustee will vote unallocated shares as directed by the Bank's Board of Directors.

DIRECTORS' COMPENSATION

     DIRECTORS' FEES

     The Board of Directors of the Company meets monthly and did not receive directors' fees for meetings attended during the fiscal year ended June 30, 1996. For the fiscal year ended June 30, 1996, each member of the Board of Directors of the Bank received a $1,250 directors' meeting fee per meeting attended. The Chairman of the Board, Mr. O. William Held, received an additional $200 for each Board of Directors meeting attended. In addition, directors who are not also employees of the Bank received $250 for attending a special meeting of the Board of Directors.

     NON-QUALIFIED DEFERRED RETIREMENT PLAN FOR DIRECTORS

     The Bank maintains the Reliance Savings Bank Non-qualified Deferred Retirement Plan for Directors (the "Deferred Retirement Plan"), which became effective June 30, 1994, whereby directors of the Bank can elect to defer receipt of all or any portion of their directors' fees payable in each calendar year (the "Deferred Benefit"). In addition, each director also is eligible to receive a "Service Credit Benefit" upon retirement from active service on the Board of Directors. Each director receives one service credit for each full year of service on the Board of

Directors, with a maximum of five service credits. The "Service Credit Benefit" for each director equals $10,000 for each service credit received. Directors Bach, Held, Lynch and Barnharst each have accumulated two years of service under the Deferred Retirement Plan.

     The Deferred Benefit and Service Credit Benefit are payable upon the director's termination of service to the Bank. Distributions of the Deferred Benefit and Service Credit Benefit under the Deferred Retirement Plan are made in equal monthly installments over a five-year period commencing the first month after such termination of service; provided, however, that if a director is terminated for cause, all rights such director may have to the Service Credit Benefit will be forfeited. Distributions pursuant to the Deferred Retirement Plan will be made in a lump sum upon termination of service due to death or if such director dies prior to receipt of the entire Deferred Benefit and/or Service Credit Benefit. The distributions also may be accelerated in cases of medical emergency or a showing of good cause.

     The Deferred Retirement Plan is administered by Northwestern Mutual Life Insurance Company. The Bank has acquired permanent life insurance policies on the lives of participants in the Deferred Retirement Plan to fund such plan.
The cash value of the policies totalled $194,000 at June 30, 1996. The directors have no rights, title or interest in the insurance policies.


              INDEBTEDNESS OF MANAGEMENT AND CERTAIN TRANSACTIONS

     Current federal law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Bank's policy provides that all loans or extensions of credit to executive officers and directors are to be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or present other unfavorable features. All loans to executive officers and directors have been made by the Bank in the ordinary course of business and were not made with favorable terms nor involved more than the normal risk of collectability or presented unfavorable features. All loans or extensions of credit to executive officers and directors were current as of June 30, 1996.

     The Company and the Bank intend that all transactions in the future between the Company and the Bank and executive officers, directors, holders of 10% or more of the shares of any class of common stock of the Company and affiliates thereof, will contain terms no less favorable to the Company or the Bank than could have been obtained by them in arms' length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company or the Bank, as applicable, not having any interest in the transaction.

               SHAREHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

     Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the second annual meeting of the shareholders of the Company, which is scheduled to be held in October 1997, must be received at the principal executive offices of the Company, 3140 South 27th Street, Milwaukee, Wisconsin 53215, Attention: Carol A. Barnharst, Secretary, no later than May 28, 1997. If such proposal is timely submitted and is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article VII of the Company's Articles of Incorporation, which provides that: (i) with respect to proposals to be brought before an annual meeting, such proposal must be received by the Company not less than 60 days nor more than 90 days prior to the date of the previous year's annual meeting of shareholders, or in the event no annual meeting was held in the previous year, no later than ten days following the date notice of the annual meeting is mailed to shareholders; and (ii) with respect to proposals to be brought before a special meeting, not later than the close of business on the tenth day following the date notice of such special meeting is mailed to shareholders.

     In accordance with Article VII of the Company's Articles of Incorporation, the advance notice of a proposal described above must set forth certain information, including the shareholder's name and address, as they appear on the Company's record of shareholders, the class and number of shares of the Company Common Stock beneficially owned by such shareholder, a brief description of the proposed business, the reason for considering the business at the shareholder meeting and any material interest of the shareholder in the proposed business. In addition, with respect to nominations for election to the Board of Directors made by a shareholder, in accordance with Article VII of the Company's Articles of Incorporation and Article III of the Company's By-laws, the following information must be provided: (i) the name and address of the shareholder who intends to make the nomination and of the person(s) to be nominated; (ii) a representation that the shareholder is a holder of record of the stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and to nominate the person(s) specified in the notice;
(iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (v) written consent of each nominee to serve as a director of the Company if so elected.

            OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING


     The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than as stated in the Notice of Special Meeting of Shareholders. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


     A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE YEAR ENDED JUNE 30, 1996 AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO RELIANCE BANCSHARES, INC., CAROL A. BARNHARST, SECRETARY, 3140 SOUTH 27TH STREET, MILWAUKEE, WISCONSIN 53215.



                                       BY ORDER OF THE BOARD OF DIRECTORS,




                                       Carol A. Barnharst
                                       Vice President , Chief Financial Officer,
Milwaukee, Wisconsin                   Secretary and Treasurer
April 3, 1997





WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                          021997



                           RELIANCE BANCSHARES, INC.
                             1997 STOCK OPTION PLAN

1. PURPOSE.

     The purpose of the Reliance Bancshares, Inc. (the "Holding Company") 1997 Stock Option Plan (the "Plan") is to advance the interests of the Holding Company and its shareholders by providing those key employees and directors of the Holding Company and its Affiliates, including Reliance Savings Bank (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Holding Company and its affiliates largely depends, with additional incentive to perform in a superior manner. A purpose of the Plan is also to attract people of experience and ability to the service of the Holding Company and its Affiliates.


2. DEFINITIONS.

     (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Holding Company is a member or (ii) an unincorporated trade or business which is under common control with the Holding Company as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

     (b) "Award" means a grant of Non-statutory Stock Options or Incentive Stock Options under the provisions of this Plan.

     (c) "Board of Directors" or "Board" means the board of directors of the Holding Company.

     (d) "Change in Control" of the Holding Company means a Change in Control of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Home Owners Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the effective date of this Plan; or (iii) without limitation shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 25% or more of the Bank's or the

Holding Company's outstanding securities ordinarily having the right to vote at the election of directors except for any securities of the Bank purchased by the Holding Company in connection with the conversion of the Bank to the stock form and any securities purchased by the Bank's employee stock benefit plans; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board"), cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's shareholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or
(c) a plan of reorganization, a merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction in which the Bank or Holding Company is not the surviving institution is approved by shareholders and becomes effective; or (d) a proxy statement soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or the Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or Property or securities not issued by the Bank or the Holding Company shall be distributed and shareholders approve the action disclosed in the proxy materials.

     (e) "Committee" means a committee consisting of two or more Non-Employee Directors appointed by the Board pursuant to Section 3 hereof. "Non-Employee Director," as defined in Rule 16b-3 promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act, means a director who (i) is not currently an officer or otherwise employed by the Holding Company or the Bank, or a parent or other subsidiary of the Holding Company, (ii) does not receive compensation for consulting services or in any other capacity from the Holding Company or the Bank in excess of $60,000 in any one year, and (iii) does not possess an interest in and is not engaged in business relationships required to be reported under Items 404(a) or 404(b) of Regulation S-K promulgated under the Exchange Act.

     (f) "Common Stock" means the Common Stock of the Holding Company, par value, $1.00 per share.

     (g) "Date of Grant" means the date an Award is effective pursuant to the terms hereof.

     (h) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an Employee to perform the work customarily assigned to him and the inability of an Outside Director to perform the services customarily performed by an Outside Director. Additionally, a medical doctor selected or approved by the Committee must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

     (i) "Employee" means any person who is currently employed by the Holding Company or any Affiliate.

     (j) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the closing price as reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported.

     (k) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designed as an Incentive Stock Option pursuant to
Section 8 of this Plan.

     (l) "Non-statutory Stock Option" means an Option granted to a participant and which is not an Incentive Stock Option.

     (m) "Option" means an Award granted under Section 7 or Section 8 of this Plan.

     (n) "Outside Director" means a member of the Board of Directors of the Holding Company or the Bank, not also serving as an Employee of the Holding Company or any of its Affiliates.

     (o) "Participant" means an employee of the Holding Company or its affiliates chosen by the Committee to participate in the Plan, or an Outside Director.

     (p) "Plan Year(s)" means a calendar year or years commencing on or after January 1, 1997.

     (q) "Termination for Cause" means the termination upon personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order or the material breach of any provisions of an Employee's employment contract.

3. ADMINISTRATION.

     The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it sees necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it sees as necessary or advisable with respect to Participants. All determinations and interpretations made by the Committee shall be binding and conclusive on such Participants and on their legal representatives and beneficiaries.


4. TYPES OF AWARDS.

     Awards under the Plan may be granted in any one or a combination of:

     (a)  Non-statutory Stock Options; and

     (b)  Incentive Stock Options;

as defined in paragraphs 7 and 8 of the Plan.


5. STOCK SUBJECT TO THE PLAN.

     Subject to adjustment as provided in Section 14, the maximum number of shares reserved for purchase pursuant to the exercise of options granted under the Plan is 256,234 shares of Common Stock of the Holding Company, par value $1.00 per share. These shares of Common Stock may be either authorized but unissued shares or shares previously issued and reacquired by the Holding Company. To the extent that options are granted under the Plan, the shares underlying such options will be unavailable for future grants under the Plan except that, to the extent that options granted under the Plan terminate, expire or are canceled without having been exercised new Awards may be made with respect to these shares.


6. ELIGIBILITY.

     Officers and other Employees (including Employees who are also directors of the Holding Company or its Affiliates) shall be eligible to receive Incentive Stock Options and Non-statutory Stock Options under the Plan. Outside Directors shall be eligible to receive Non-statutory Stock Options under the Plan.

7. NON-STATUTORY STOCK OPTIONS.

     7.1  Grant of Non-statutory Stock Options.

     (a) Grants to Employees. The Committee may, from time to time, grant Non-statutory Stock Options to Employees and, upon such terms and conditions as the Committee may determine, grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan.

     (b) Grants to Outside Directors. The Board may, from time to time, grant Non-statutory Stock Options to Outside Directors and, upon such terms and conditions as the Board may determine, grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan.

     (c) Terms of Non-Statutory Options. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

     (i) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-statutory Stock Option shall be determined on the date the option is granted. Such purchase price shall be the Fair Market Value of the Holding Company's Common Stock on the Date of Grant or such greater amount as determined by the Committee with respect to Employees or by the Board with respect to Outside Directors. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Holding Company at the Fair Market Value of such shares on the date of surrender determined in the manner described in Section 2(j) of the Plan.

     (ii) Terms of Options. The term during which each Non-statutory Stock Option may be exercised shall be 10 years from the Date of Grant, or such shorter period determined by the Committee with respect to Employees or by the Board with respect to Outside Directors. The Committee shall determine with respect to Employees, and the Board shall determine with respect to Outside Directors the date on which each Non-statutory Stock Option shall become exercisable and may provide that a Non-statutory Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option granted to an Employee may be exercised in whole or in part. The Board may, in its sole discretion accelerate the time at which any Non-statutory Stock Option granted to an Outside Director may be exercised in whole or in part. Notwithstanding the above, in the event of a Change in Control of the Holding Company, all Non-statutory Stock Options shall become immediately exercisable.

     (iii) Termination of Service. Upon the termination of a Participant's service for any reason other than Disability, death, retirement or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of termination and only for a period of three months following termination. In the event of Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire upon termination. In the event of the death, retirement or Disability of any Participant or a Change in Control, all Non-statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one year or such longer period as determined by the Committee following the date of the Participant's death, or cessation of service due to Disability or retirement, or following a Change in Control; provided that in no event shall the period extend beyond the expiration of the Non-statutory Stock Option term. For purposes of this Section a Participant who has served as both an Employee and as a member of the Board of Directors shall have terminated service only when he has terminated service as both an Employee and a director. The Committee (with respect to Employees) and the Board (with respect to Outside Directors) at the time of grant or thereafter, may extend the period of non-statutory Stock Option exercise on a Participant's termination of service to a period not exceeding 5 years, provided that in no event shall the period extend beyond the expiration of the non-statutory Stock Option term.


8. INCENTIVE STOCK OPTIONS.

     8.1  Grant of Incentive Stock Options.

     The Committee may, from time to time, grant Incentive Stock Options to Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Holding Company's Common Stock on the Date of Grant. However, if a Participant owns Common Stock possessing more than 10% of the total combined voting power of all classes of Common Stock of the Holding Company (or under Section 425(d) of the Code is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Holding Company's Common Stock on the Date of Grant. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the

Holding Company at the Fair Market Value of such shares on the date of surrender determined in the manner described in Section 2(j).

     (b) Amounts of Options. Incentive Stock Options may be granted to any Employee in such amounts as determined by the Committee. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 8.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award under this Section 8.1 exceeds this $100,000 limit, the portion of the award in excess of such limit shall be deemed a Non-statutory Stock Option.

     (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee, the Employee owns Common Stock representing more than 10% of the total combined voting power of the Holding Company (or, under Section 425(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock) the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Employee to whom it is granted.

     The Committee shall determine the date on which each Incentive Stock Option shall become exercisable and may provide that an Incentive Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control of the Holding Company, all Incentive Stock Options shall become immediately exercisable.

     (d) Termination of Employment. Upon the termination of a Participant's service for any reason other than Disability, Change in Control, death, retirement or Termination for Cause, the Incentive Stock Options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of termination and only for a period of three months following termination. In the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire upon termination.

     In the event of death, retirement or Disability of any Employee, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries for one year following the date of the Participant's death, retirement or cessation of employment due to Disability; provided, however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of the Participant's cessation of employment. Upon termination of the Participant's service due to a Change in Control, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable for a period of one year following the date of Participant's cessation of employment; provided however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of the Participant's cessation of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term. For purposes of this Section a Participant who has served as both an Employee and as a member of the Board of Directors shall have terminated service only when he has terminated service as both an Employee and a director.

     The Committee, at the time of grant or thereafter, may extend the period Incentive Stock Option exercise on a Participant's termination of service to a period not exceeding 5 years, provided, however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of the Participant's cessation of employment. Notwithstanding anything to the contrary contained herein, in no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

     (e) Compliance with Code. The options granted under this Section 8 of the Plan are intended to qualify as incentive stock options within the meaning of
Section 422 of the Code, but the Holding Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code.

9. SURRENDER OPTION.

     In the event of a Participant's termination of employment (or service as a Director), the Participant (or the Participant's Personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of options held by such Participant in exchange for a cash payment from the Holding Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination and the exercise price per share of the option on the Date of Grant. Whether the Committee accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Committee is under no obligation to any Participant whatsoever to make such payments. In the event that the Committee accepts such application and the Holding Company determines to make payment, such payment shall be in lieu of the exercise of the underlying option and such option shall cease to be exercisable.


10.  RIGHTS OF A SHAREHOLDER; LIMITED TRANSFERABILITY.

     No Participant shall have any rights as a shareholder with respect to any shares covered by a Non-statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of the Holding Company or its Affiliates or to continue to perform services for the Holding Company or its Affiliates or interferes in any way with the right of the Holding Company or its Affiliates to terminate a Participant's services as an officer or other Employee at any time.

     No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his or her lifetime only by the Participant to whom it is granted.

     Non-statutory Stock Options granted hereunder may be exercised only during a Participant's lifetime by the Participant, the Participant's guardian or legal representative or by a permissible transferee. Non-statutory Stock Options shall be transferable by Participants pursuant to the laws of descent and distribution upon a Participant's death, and during a Participant's lifetime, Non-statutory Stock Options shall be transferable by Participants to members of their immediate family, trusts for the benefit of members of their immediate family, and charitable institutions ("permissible transferee") to the extent permitted under Section 16 of the Exchange Act and subject to federal and state securities laws. The term "immediate family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, sister-in-law, or brother-in-law and shall include adoptive relationships.

     The Committee shall have the authority to establish rules and regulations specifically governing the transfer of stock options granted under this Plan as it deems necessary and advisable.


11.  AGREEMENT WITH GRANTEES.

     Each Award of Options will be evidenced by a written agreement, executed by the Participant and the Holding Company or its Affiliates which describes the conditions for receiving the Awards including the date of Award, the purchase price if any, applicable periods, and any other terms and conditions as may be required by applicable securities law.


12.  DESIGNATION OF BENEFICIARY.

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any stock option Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.


13.  DILUTION AND OTHER ADJUSTMENTS.

     In the event of any change in the outstanding shares of Common Stock of the Holding Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan;

     (c) adjustments in the purchase price of outstanding Incentive and/or Non-statutory Stock Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.


14.  WITHHOLDING.

     There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld.


15.  AMENDMENT OF THE PLAN.

     The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect; provided however, that Sections 7.1 and 8.1 governing grants shall not be amended more than once every six months other than to comport with the Code or the Employee Retirement Income Security Act of 1974, as amended, if applicable.

     The Board may determine that shareholder approval of any amendment to this Plan may be advisable for any reason, including but not limited to, for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange listing requirements.

     No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.


16.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as of the date the Plan is approved by shareholders at an annual or special meeting of shareholders (the "Effective Date"). The Plan also shall be presented to shareholders of the Holding Company for ratification for purposes of: (i) satisfying one of the requirements of
Section 422 of the Code governing the tax treatment for Incentive Stock Options; and (ii) maintaining listing on the NASDAQ National Market System.


17.  TERMINATION OF THE PLAN.

     No Awards under the Plan shall be granted more than ten (10) years after the Effective Date of the Plan. The Board of Directors has the right to suspend or terminate the Plan at any time. No termination shall, without the consent of a Participant, adversely affect such individual's rights under a previously granted award.

     Notwithstanding the prohibitions on the adjustments and amendments which materially change the value of benefit available to a Participant under a previously granted Award contained in Sections 13 and 15, the Board may, in connection with a Change in Control, terminate the Plan and require the Participants to accept cash equal to the difference between the price at which Common Stock may be purchased through the Participant's Option and the value of cash or stock consideration received by shareholders of the Holding Company in connection with the Change in Control.


18.  APPLICABLE LAW.

     The Plan will be administered in accordance with the laws of the State of Wisconsin to the extent not Preempted by Federal law as now or hereafter in effect.


19.  COMPLIANCE WITH SECTION 16.

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.


-----------------                       ----------------------
Date Adopted                            (Signature)
                                        Title


-----------------                       ----------------------
Date Approved by                        Secretary
Stockholders

                                                                          021997
                             RELIANCE SAVINGS BANK
                         RECOGNITION AND RETENTION PLAN


                                   ARTICLE I
                           ESTABLISHMENT OF THE PLAN

     1.01 Reliance Savings Bank (the "Bank") hereby establishes this Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in this Recognition and Retention Plan Agreement (the "Agreement").


                                   ARTICLE II
                              PURPOSE OF THE PLAN

     2.01 The Purpose of the Plan is to retain officers of experience and ability by providing such persons with a proprietary interest in the Company as compensation for their contributions to the Bank and its Affiliates and as an incentive to make such contributions and to promote the Bank's growth and profitability in the future.


                                  ARTICLE III
                                  DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "Affiliate" means the Company and those subsidiaries of the Bank or Company which, with the consent of the Board, agree to participate in this Plan.

     3.02       "Bank" means Reliance Savings Bank.

     3.03 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any or if none, his estate.

     3.04       "Board" means the Board of Directors of the Bank.

     3.05 "Committee" means a committee consisting of two or more Non-Employee Directors appointed by the Board pursuant to Article IV hereof. "Non-Employee Director," as defined in

Rule 16b-3 promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), means a director who (i) is not currently an officer or otherwise employed by the Company or the Bank, or a parent or other subsidiary of the Company, (ii) does not receive compensation for consulting services or in any other capacity from the Company or the Bank in excess of $60,000 in any one year, and (iii) does not possess an interest in and is not engaged in business relationships required to be reported under Items 404(a) or 404(b) of Regulations S-K promulgated under the Exchange Act.

     3.06 "Common Stock" means shares of the common stock, $1.00 par value per share, of the Company.

     3.07       "Company" shall mean Reliance Bancshares, Inc.

     3.08 "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee or Director to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

     3.9 "Employee" means any person who is currently employed by the Bank or an Affiliate, including officers.

     3.10 "Plan Shares" means shares of Common Stock issued or issuable to a Recipient pursuant to the Plan.

     3.11 "Plan Share Award" means a right granted under this Plan to earn Plan Shares.

     3.12 "Plan Share Reserve" means the shares of Common Stock held by the Bank pursuant to Sections 5.01 and 5.02.

     3.13 "Recipient" means an Employee who receives a Plan Share Award under the Plan.

     3.14 "Retirement" means termination of employment or service which constitutes normal retirement or early retirement under the employee stock ownership plan maintained by the Bank or by reaching age 65, or such later retirement as may be agreed upon between the Bank and the Employee.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

     4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Plan shall be administered by the Committee in accordance with its terms. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

     4.02 Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other Sections of the Plan.

     4.03 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank shall indemnify such member against expense (including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.


                                   ARTICLE V
                  PURCHASE OF COMMON STOCK; PLAN SHARE RESERVE

     5.01 Purchase of Common Stock; Creation of Plan Share Reserve. Following Shareholder approval of the Plan, the Bank shall purchase 102,494 shares of Common Stock. No contributions by Employees shall be permitted. Any earnings received with respect to Common Stock held in the Reserve shall be held in an interest-bearing account, except that any earnings received with respect to

Common Stock subject to a Plan Share Award shall be distributed directly by the Company to the individual Recipient.

     5.02 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under Section 6.02 the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated. Any Shares subject to an Award which may not be earned because of a forfeiture by the Recipient pursuant to Section 7.01 shall be returned (added) to the Plan Share Reserve.


                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

     6.01 Eligibility. Inside Directors and Management Officers of the Bank and its Affiliates are eligible to receive Plan Share Awards.

     6.02 Allocations. The Committee may determine which of the Inside Directors and Management Officers will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that the number of Shares covered by such Awards may not exceed the number of Shares in the Plan Share Reserve immediately prior to the grant of such Awards, and provided further, that in no event shall any Awards be made which will violate the Charter, Bylaws or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason, such Shares shall remain in the Plan Share Reserve until used to satisfy subsequent Awards or until the termination of the Plan.

     6.03 Form of Allocation. The recipients shall be notified in writing of the grant of a Plan Share Award. Such notice shall include the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04 Allocations Not Required. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, no Inside Director or Management Officer shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee and the Board, nor shall the Inside Directors or Management Officers as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board, may) return all Common Stock in the Plan Share Reserve to the Company at any time.

                                  ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01       Earning Plan Shares; Forfeitures.

     (a) General Rules. Unless the Committee shall specifically state to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned by a Recipient at the rate of thirty-three and one third percent (33 1/3%) of the aggregate number of Shares covered by the Award at the end of each full twelve months of consecutive employment or service (in the case of a Director) with the Bank or an Affiliate after the date of grant of the Award. If the employment of a Recipient is terminated prior to the date the Recipient earns the full Award for any reason (except as specifically provided in Subsections (b) and (c) below), the Recipient shall forfeit the right to earn any Shares subject to the Award which have not theretofore been earned. In determining the number of Plan Shares which are earned, fractional shares shall be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and earned, on the last anniversary on which the Plan Share Award vests.

     (b) Exception for Terminations Due to Death, Disability and Retirement. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Bank or an Affiliate terminates due to death, Disability or Retirement, shall be deemed earned as of the Recipient's last day of employment with the Bank or an Affiliate.

     (c)        Exception for Terminations After a Change in Control.
Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Bank or an Affiliate terminates following a Change in Control of the Bank or Company, shall be deemed earned as of the Recipient's last day of employment with the Bank or an Affiliate. For purposes of determining under the Plan whether there has been a Change in Control of the Bank or the Holding Company, a "Change in Control" of the Bank or the Holding Company means a "Change in Control" of a nature that (i) would be required to be reported in response to
Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the effective date of this Plan; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Company representing 20% or more of the Bank's or the Company's outstanding securities ordinarily having the right to vote at the election of directors except for any securities of the Bank purchased by the Company in connection with the conversion of the Bank to the stock form and any securities purchased by the Bank's employee stock benefit plans; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board"), cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's shareholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a Plan of reorganization, a merger, consolidation, sale or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or the Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Company shall be distributed; or (e) a tender offer is made for 20% or more of the voting securities of the Bank or the Company.

     (d) Revocation for Misconduct. Notwithstanding anything hereinafter to the contrary, the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the Bank or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for cause. "Cause" is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) which results in a material loss to the Bank or Company or a final cease and desist order.

     7.02 Payment of Dividends. Whenever Plan Shares are granted to a Recipient or Beneficiary under Section 6.02, such Recipient or Beneficiary shall also become entitled to receive, with respect to each Plan Share awarded, any dividends declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Award was granted and the date the Plan Shares are being distributed. The Bank may withhold from any payment or distribution of dividends sufficient amounts to cover any applicable withholding and employment taxes.

     7.03       Distribution of Plan Shares.

                (a) Timing of Distributions: General Rule. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

                (b) Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and payable.

                (c) Withholding. The Bank may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock to cover any applicable withholding and employment taxes, and if the amount of such payment is insufficient, the Bank may require the Recipient or Beneficiary to pay to the Bank the amount required to be withheld as a condition of delivering the Plan Shares.

     7.04 Voting of Plan Shares. After a Plan Share Award has been granted, the Recipient shall be entitled to direct the Committee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock as to which Recipients are not entitled to direct, or have not directed, the voting, shall be voted by the Committee in the same proportion as Plan Shares which have been awarded and voted.


                                  ARTICLE VIII
                                 MISCELLANEOUS

     8.01 Adjustments for Capital Changes. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the Committee shall adjust the aggregate number of Plan Shares available for issuance pursuant to the Plan and shall adjust the number of shares to which any Plan Share Award relates to prevent dilution or enlargement of the rights granted to the Recipient under the Plan.

     8.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan. The Board may determine that shareholder approval of any amendment to this Plan may be advisable for any reason including but not limited to, for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange listing requirements.

     8.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.03.

     8.04 Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder no any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of the Bank or an Affiliate thereof, or the Company.

     8.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections
7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to him.

     8.06 Governing Law. The Plan shall be governed by the laws of the State of Wisconsin to the extent not pre-empted by the laws of the United States as now or hereafter in effect.

     8.07 Effective Date. This Plan is effective as of the date the Plan is approved by shareholders at an annual or special meeting of the shareholders (the "Effective Date"). The Plan shall also be presented to shareholders of the Company for ratification for purposes of maintaining listing on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System.

     8.08 Term of Plan. This Plan shall remain in effect until the earlier of (1) 21 years from the Effective Date or (2) termination by the Board. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     8.09       Compliance with Section 16.  With respect to persons subject to
Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     IN WITNESS WHEREOF, the Bank has caused this Plan and to be executed by its duly authorized officer and the corporate seal to be affixed and duly attested, as of the ____ day of ____________________, 1997.


                                                 By:___________________________




_________________Attest:

                           RELIANCE BANCSHARES, INC.
           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders (the "Special Meeting") and the Proxy Statement and, revoking any proxy heretofore given, hereby constitutes and appoints Messrs. Allan T. Bach and John T. Lynch, and any of the other directors of Reliance Bancshares, Inc. (the "Company"), to represent and to vote, as designated below, all the shares of common stock, $1.00 par value per share ("Common Stock"), of the Company held of record by the undersigned on March 28, 1997, at the Special Meeting which will be held on May 15, 1997, at 2:00 p.m., Milwaukee time, at The Quality Inn, 5311 South Howell Avenue, Milwaukee, Wisconsin 53207, or any adjustments or postponements thereof.

     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BELOW, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE MATTERS LISTED BELOW. If any other business is presented at the Special Meeting or any adjournments or postponements thereof, this proxy will be voted by the Board of Directors of the Company in their best judgment. At the present time, the Board of Directors of the Company knows of no other business to be presented at the Special Meeting.


             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE



           RELIANCE BANCSHARES, INC. SPECIAL MEETING OF SHAREHOLDERS

Please mark your votes as in this example:  [x]

1.    THE APPROVAL OF THE RELIANCE SAVINGS BANK RECOGNITION AND RETENTION PLAN.

      [ ]  FOR            [ ] AGAINST              [ ] ABSTAIN

2.    THE APPROVAL OF THE RELIANCE BANCSHARES, INC. 1997 STOCK OPTION PLAN.

      [ ]  FOR            [ ]  AGAINST             [ ]  ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.


                                Dated:
                                       -----------------------,1997
                                       -----------------------
                                       -----------------------
                                              Signatures

                                IMPORTANT: Please sign your name
                                           exactly as it appears hereon.  When
                                           signing as an attorney,
                                           administrator, agent, corporation,
                                           officer, executor, trustee, guardian
                                           or similar position, please add your
                                           full title to your signature.  If
                                           shares of common stock are held
                                           jointly, each holder may sign but
                                           only one signature is required.